UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	August 30, 2011

IMH Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-52611	27-1537126
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4900 N. Scottsdale Rd., Suite 5000 Scottsdale, Arizona		85251
________________________________ (Address)		___________ (Zip Code)

Registrant’s telephone number, including area code:		(480) 840-8400

N/A
 ______________________________________________
 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 [  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 [  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 [  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

Letter to Shareholders

On August 30, 2011, IMH Financial Corporation sent a letter to its shareholders regarding the company’s recent events and initiatives undertaken.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	IMH Financial Corporation Letter to Shareholders dated August 29, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 30, 2011	IMH FINANCIAL CORPORATION

	By:	/s/ William Meris

William Meris
President